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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 17, 1997


                  BANKERS TRUST NEW YORK CORPORATION
     (Exact name of registrant as specified in its charter)



                               NEW YORK
         (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)      (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)        (Zip code)



Registrant's telephone number, including area code (212) 250-2500


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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file a Press Release to file certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated July 17, 1997, is described below and is incorporated herein by reference.

  1. Review of certain financial information.

  2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at June 30, 1997, March 31, 1997 and June 30, 1996 and the audited consolidated financial position at December 31, 1996 and its unaudited consolidated results of operations for each of the three-month and six-month periods ended June 30, 1997, and June 30, 1996, and the three-month period ended March 31, 1997.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at June 30, 1997, and June 30, 1996 and its consolidated results of operations for the three-month and six-month periods ended June 30, 1997 and June 30, 1996 and the three-month period ended March 31, 1997 have been made. All such adjustments were of a normal recurring nature. The results of operations for the three-month and six-month periods ended June 30, 1997 are not necessarily indicative of the results of operations for the full year or any other interim period.


Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated July 17, 1997.



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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         BANKERS TRUST NEW YORK CORPORATION



                         By   /s/ RICHARD H. DANIEL
                                  Richard H. Daniel
                                  Vice Chairman and Controller
                                 (Principal Financial Officer)




July 17, 1997


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               BANKERS TRUST NEW YORK CORPORATION

                  FORM 8-K DATED JULY 17, 1997

                          EXHIBIT INDEX



Exhibit
Number                 Description of Exhibit

 (99.1)             Earnings Press Release of the
                    Registrant dated July 17, 1997.